EXHIBIT 99.1

Distribution Tables of Composition of Receivables as of September 30, 2012 (the Cut-off Date)

Set forth below is information as of September 30, 2012 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Lease Trust 2012-B on or about October 24, 2012. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.

Characteristics of Receivables as of the Cut-off Date:

	Average	Minimum	Maximum
Securitization Value	$22,531.82	$8,255.90	$75,484.26
Base Residual	$15,637.65	$5,383.50	$55,654.20
Seasoning (Months)(1)(2)	11	2	46
Remaining Term (Months)(1)	28	12	58
Original Term (Months)(1)	39	24	60
Discounted Base Residual as a % of Securitization Value	58.91%
Base Residual as a % of MSRP	49.22%
Percentage of Securitization Value Financed	Nissan 76.06%
through Nissan or Infiniti Dealers	Infiniti 23.94%

(1)	Weighted average by Securitization Value as of the Cut-off Date.
(2)	Seasoning is the number of months elapsed since origination of a Lease.

FICO® Score Distribution of the Receivables

FICO® Score Range	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)
600	32	0.08%	$742,144.94	0.08%
601 - 650	3,115	7.77	70,539,233.32	7.81
651 - 700	8,070	20.12	180,314,071.67	19.95
701 - 750	10,093	25.17	226,455,025.85	25.06
751 - 800	8,862	22.10	201,548,921.65	22.30
801 - 850	8,892	22.17	200,866,934.51	22.23
851 - 900	1,040	2.59	23,149,941.71	2.56

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leased Vehicles by Model

Models	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)
Altima	11,040	27.53%	$202,820,511.29	22.45%
Maxima	4,844	12.08	124,593,512.47	13.79
Rogue	6,245	15.57	121,814,243.18	13.48
G37	3,457	8.62	109,838,674.65	12.16
Murano	2,854	7.12	71,919,472.97	7.96
Sentra	3,909	9.75	59,778,098.11	6.62
M37	669	1.67	25,625,886.21	2.84
QX56	491	1.22	24,761,511.36	2.74
Frontier	1,106	2.76	23,905,688.60	2.65
G25	731	1.82	18,703,629.04	2.07
Pathfinder	745	1.86	17,728,053.75	1.96
FX35	505	1.26	16,988,562.51	1.88
Altima Coupe	806	2.01	16,773,494.55	1.86
Armada	452	1.13	14,664,583.75	1.62
JX35	249	0.62	10,691,165.42	1.18
Quest	302	0.75	7,694,757.56	0.85
Versa	571	1.42	7,422,314.71	0.82
Juke	354	0.88	6,865,588.03	0.76
EX35	236	0.59	6,783,096.55	0.75
370Z	203	0.51	6,103,404.30	0.68
Xterra	203	0.51	4,117,020.31	0.46
M56	32	0.08	1,420,904.08	0.16
M35	23	0.06	994,795.88	0.11
Cube	51	0.13	695,783.22	0.08
FX50	12	0.03	495,989.41	0.05
Titan	12	0.03	299,015.75	0.03
GT-R	2	0.00 (2)	116,515.98	0.01

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.
(2)	Less than 0.005% but greater than 0.000%.

Distribution of the Leased Vehicles by Vehicle Type

Vehicle Type	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)
Car	26,640	66.43%	$582,582,282.05	64.47%
Crossover	10,455	26.07	235,558,118.07	26.07
SUV	1,891	4.72	61,271,169.17	6.78
Truck	1,118	2.79	24,204,704.35	2.68

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Original Lease Term (Month)

Original Lease Term (Months)	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)
24 - 36	1,627	4.06%	$33,154,156.27	3.67%
37 - 42	38,172	95.18	860,085,364.60	95.18
43 - 48	165	0.41	5,542,779.94	0.61
49 - 60	140	0.35	4,833,972.84	0.53

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Remaining Lease Term

Remaining Lease Term (Months)	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)
12	192	0.48%	$3,671,384.85	0.41%
13 - 18	2,341	5.84	49,328,841.65	5.46
19 - 24	9,805	24.45	211,428,514.03	23.40
25 - 30	14,570	36.33	324,075,092.90	35.86
31 - 36	11,787	29.39	280,620,508.53	31.06
37 - 42	1,291	3.22	30,040,930.87	3.32
43 - 48	50	0.12	1,799,499.19	0.20
49 - 54	43	0.11	1,704,934.26	0.19
55 - 60	25	0.06	946,567.36	0.10

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Quarter of Maturity Date

Quarter of Maturity Date	Number of Leases	Percentage of Total Number of Leases(1)	Aggregate Securitization Value(1)	Percentage of Aggregate Securitization Value(1)	Aggregate Base Residual(1)	Percentage of Aggregate Base Residual(1)
Fourth Quarter 2013	657	1.64%	$13,020,510.83	1.44%	$10,642,803.58	1.70%
First Quarter 2014	1,305	3.25	27,285,375.27	3.02	21,638,882.30	3.45
Second Quarter 2014	4,031	10.05	85,891,341.80	9.51	65,589,881.40	10.46
Third Quarter 2014	4,735	11.81	102,803,457.11	11.38	75,022,633.43	11.96
Fourth Quarter 2014	6,601	16.46	144,357,842.89	15.98	101,576,749.98	16.20
First Quarter 2015	7,392	18.43	165,264,571.32	18.29	114,084,668.63	18.19
Second Quarter 2015	6,044	15.07	142,595,528.02	15.78	96,719,442.49	15.42
Third Quarter 2015	6,015	15.00	142,935,633.46	15.82	92,759,782.87	14.79
Fourth Quarter 2015	3,145	7.84	72,692,748.46	8.04	45,775,617.34	7.30
First Quarter 2016	50	0.12	1,789,770.59	0.20	991,734.35	0.16
Second Quarter 2016	27	0.07	1,194,798.06	0.13	621,090.40	0.10
Third Quarter 2016	25	0.06	719,616.77	0.08	381,002.00	0.06
Fourth Quarter 2016	33	0.08	1,311,133.36	0.15	583,637.60	0.09
First Quarter 2017	14	0.03	536,946.74	0.06	222,012.30	0.04
Second Quarter 2017	18	0.04	811,564.59	0.09	346,275.85	0.06
Third Quarter 2017	12	0.03	405,434.37	0.04	176,144.20	0.03

Total	40,104	100.00%	$903,616,273.65	100.00%	$627,132,358.72	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Balances and percentages may not add to total due to rounding.

Distribution of the Leases by Geographic Location

Geographic Location	Number of Leases(1)	Percentage of Total Number of Leases(1)(2)	Aggregate Securitization Value(1)(2)	Percentage of Aggregate Securitization Value(1)(2)
New Jersey	4,302	10.73%	$89,463,861.27	9.90%
Florida	4,016	10.01	83,364,944.34	9.23
California	3,266	8.14	79,358,854.39	8.78
New York	3,708	9.25	71,385,803.66	7.90
Pennsylvania	2,940	7.33	65,065,713.94	7.20
Texas	2,344	5.84	62,507,632.29	6.92
Ohio	2,586	6.45	57,036,720.98	6.31
Massachusetts	1,996	4.98	43,701,487.10	4.84
Connecticut	1,677	4.18	36,828,747.78	4.08
Illinois	1,474	3.68	36,514,301.04	4.04
Georgia	868	2.16	21,873,938.37	2.42
Michigan	965	2.41	21,808,052.05	2.41
Minnesota	948	2.36	21,095,572.16	2.33
North Carolina	667	1.66	16,783,667.99	1.86
Virginia	625	1.56	15,808,531.54	1.75
Indiana	697	1.74	15,265,122.25	1.69
Wisconsin	674	1.68	14,641,394.81	1.62
Maryland	517	1.29	14,640,030.82	1.62
Arizona	489	1.22	11,936,864.43	1.32
Colorado	468	1.17	10,591,717.68	1.17
New Hampshire	477	1.19	10,078,187.79	1.12
Missouri	389	0.97	9,341,423.45	1.03
Iowa	387	0.96	8,478,613.71	0.94
Tennessee	306	0.76	8,229,244.24	0.91
Louisiana	269	0.67	7,180,115.41	0.79
Nevada	305	0.76	6,851,917.37	0.76
Rhode Island	310	0.77	6,554,555.59	0.73
Washington	227	0.57	6,038,102.09	0.67
South Carolina	227	0.57	5,273,774.38	0.58
Kentucky	231	0.58	5,071,017.05	0.56
Alabama	187	0.47	4,437,768.79	0.49
Nebraska	190	0.47	4,228,900.59	0.47
Kansas	169	0.42	3,977,277.61	0.44
Maine	191	0.48	3,941,754.46	0.44
Utah	142	0.35	3,495,495.08	0.39
Delaware	142	0.35	3,248,860.73	0.36
Vermont	110	0.27	2,234,291.04	0.25
Hawaii	94	0.23	2,225,205.99	0.25
Mississippi	86	0.21	2,064,549.05	0.23
Oregon	77	0.19	2,025,568.34	0.22
Oklahoma	61	0.15	1,790,804.00	0.20
West Virginia	61	0.15	1,404,120.35	0.16
North Dakota	53	0.13	1,177,280.67	0.13
South Dakota	45	0.11	983,592.88	0.11
New Mexico	36	0.09	981,580.20	0.11
District of Columbia	33	0.08	911,986.10	0.10
Arkansas	25	0.06	685,288.66	0.08
Idaho	21	0.05	421,506.55	0.05
Wyoming	15	0.04	344,885.93	0.04
Montana	11	0.03	265,646.63	0.03

Total	40,104	100.00%	$903,616,273.65	100.00%

Based on a Securitization Rate of 7.00%.

(1)	Based on the billing addresses of lessees.
(2)	Balances and percentages may not add to total due to rounding.